SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                             ALLEGRO NEW MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1)   Title of each class of securities to which transaction applies:

  2)   Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  4)   Proposed maximum aggregate value of transaction:

  5)   Total fee paid:

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

  1)   Amount Previously Paid:
  2)   Form, Schedule or Registration Statement No.:
  3)   Filing Party:
  4)   Date Filed:

                            ALLEGRO NEW MEDIA, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 June 16, 1997



To the Stockholders of ALLEGRO NEW MEDIA, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allegro New Media, Inc. (the "Company") will be held at the Radisson Plaza Hotel located at San Jose Airport, 1471 North Fourth Street, San Jose, California 95112, on Monday, June 16, 1997 at 9:00 a.m., or at any adjournment thereof, for the following purposes:

   1. To elect three directors in Class I to the Board of Directors of the Company;

   2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Software Publishing Corporation Holdings, Inc.";

   3. To consider and act upon a proposal to amend the Company's 1994 Long Term Incentive Plan to increase the number of shares available for award thereunder from 3,000,000 to 4,000,000 and to expand the class of eligible participants;

   4. To consider and act upon a proposal to adopt the Company's 1997 Employee Stock Purchase Plan; and

   5. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on May 1, 1997 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                 By Order of the Board of Directors,


                                 Neil M. Kaufman, Secretary


May 7, 1997
San Jose, California

                             ALLEGRO NEW MEDIA, INC.
                             111 North Market Street
                           San Jose, California 95113



                                PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                 June 16, 1997




     The Annual Meeting of Stockholders (the "Annual Meeting") of Allegro New Media, Inc. (the "Company") will be held on Monday, June 16, 1997 at the Radisson Plaza Hotel located at San Jose Airport, 1471 North Fourth Street, San Jose, California 95112, at 9:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting, and at any adjournments of such meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to stockholders of the Company is May 7, 1997.

     If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

     Only stockholders of record on May 1, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding two classes of voting capital stock, namely, shares of Common Stock, $.001 par value per share, and shares of Class B Voting Preferred Stock, $.001 par value per share. Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote and each share Class B Voting Preferred Stock issued and outstanding on the Record Date is entitled to ten votes at the Annual Meeting. As of the Record Date, there were outstanding 8,050,424 shares of Common Stock and 60,520 shares of Class B Voting Preferred Stock. The Common Stock and Class B Voting Preferred Stock vote together on all matters to be voted on at the Annual Meeting.

     Directors are elected by a plurality of votes actually cast, while the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required for adoption of the amendment of the Company's Certificate of Incorporation and the affirmative vote of a majority of the votes actually cast at the Annual Meeting is required for approval of each other matter to be submitted to a vote of the stockholders. For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes is the same as that of a vote "against" Proposal No. 2 to amend the Certificate of Incorporation to change the name of the Company, while abstentions and broker non-votes will have no effect on the vote for the election of directors and Proposal Nos. 3 and 4 to amend the Company's 1994 Long Term Incentive Plan and to adopt the Company's 1997 Employee Stock Purchase Plan, respectively. Abstentions also will be counted in the determination of whether a quorum exists for the purposes of transacting business at the Annual Meeting.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of the Company, as of the Record Date, of (i) each person known by the Company to beneficially own 5% or more of the shares of outstanding Common Stock based on filings with the Securities and Exchange Commission (the "SEC") and certain other information, (ii) each of the Company's executive officers and directors, and (iii) all of the Company's executive officers and directors as a group.

                                                                              Amount of Class B
                                Amount and Nature           Percentage         Voting Preferred    Percentage
Name and Address of              of Common Stock            Ownership of      Stock Beneficially   of Voting
Beneficial Owner(1)            Beneficially Owned (2)     Common Stock (3)         Owned (4)       Power (3) (4)

Barry A. Cinnamon. . .             1,106,860 (5)               13.7                60,520              19.7
Lori K. Cinnamon . . .             1,106,860 (6)               13.7                60,520 (7)          19.7
M.S. Farrell & Co., Inc.             621,028 (8)                7.2                  --                 6.8
Martin F. Schacker . .               621,028 (9)                7.2                  --                 6.8
Gwyn Jones . . . . . .               469,804 (10)               5.8                  --                 5.4
Marc E. Leininger. . .               221,374 (11)               2.7                  --                 2.5
Daniel J. Fraisl . . .               108,181 (12)               1.3                  --                 1.2
Norman W. Alexander. .                76,246 (13)               0.9                  --                 0.9
Neil M. Kaufman. . . .                38,666 (14)               0.5                  --                 0.4
Mark E. Jaffe. . . . .                19,999 (15)               0.2                  --                 0.2
Neil R. Austrian, Jr..                19,999 (16)               0.2                  --                 0.2
Joseph V. Szczepaniak.                13,401 (17)               0.2                  --                 0.2
Eng Chye Low . . . . .                11,666 (18)               0.1                  --                 0.1

All officer and directors
as a group (10 persons)            1,431,351 (19)              17.8                60,520              22.8
----------

(1) Unless otherwise indicated, the address for each beneficial owner listed in the table is Allegro New Media, Inc., 111 North Market Street, San Jose, California 95113.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined upon the exercise of options, warrants or convertible securities.
(3) Each beneficial owner's percentage ownership is determined by assuming that stock options and warrants that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.
(4) Each share of Class B Voting Preferred Stock is entitled to cast ten votes on all matters subject to a vote of stockholders and, subject to applicable law, votes together with the holders of Common Stock. Barry A. Cinnamon owns all of the outstanding Class B Voting Preferred Stock.
(5) Includes (a) an aggregate 52,778 shares of Common stock held by Mr. Cinnamon as custodian for his minor children under the New Jersey Uniform Gift to Minors Act, as to which Mr. Cinnamon disclaims beneficial ownership, (b) options to purchase 20,166 shares of Common Stock granted to Mr. Cinnamon under the Company Stock Plans which are exercisable within the next 60 days, (c) options to purchase 6,666 shares of Common Stock granted to Lori Kramer Cinnamon, Mr. Cinnamon's wife, under the Company Stock Plans which are exercisable within the next 60 days, as to which Mr. Cinnamon disclaims beneficial ownership, and (d) the 184,708 shares of Common Stock held by the Serif (Europe) Share Ownership Trust (the
      "Serif Trust") of which Mr. Cinnamon acts as a co-trustee, as to which Mr. Cinnamon disclaims beneficial ownership. Does not include (a) 60,520 shares of Class B Voting Preferred Stock, (b) options to purchase 340,334 shares of Common Stock granted to Mr. Cinnamon under the Company Stock Plans which are not exercisable within the next 60 days, (c) options to purchase 38,078 shares of Common Stock granted to Ms. Kramer Cinnamon under the Company Stock Plans which are not exercisable within the next
      60 days and (d) the 1,000,000 shares of Common Stock issued in connection with the Serif Acquisition and subject to a Stockholders Agreement, dated as of July 31, 1996 (the "Stockholders Agreement"), to which Mr. Cinnamon is a party and pursuant to which the holders of such 1,000,000 shares (including the Serif Trust, Gwyn Jones and Norman Alexander) have agreed to vote their respective shares of Common Stock for the director-nominees of the Company's Board of Directors and Mr. Cinnamon has agreed to vote all of the securities of the Company owned by him for Mr. Jones or Mr.


      Jones' nominee (Norman Alexander) as a director of the Company, in each case until July 31, 1998.
(6) Represents (a) 842,542 shares of Common Stock owned of record by Barry A. Cinnamon, Ms. Kramer Cinnamon's husband, as to which Ms. Kramer Cinnamon disclaims beneficial ownership, (b) an aggregate 52,778 shares of Common Stock held by Mr. Cinnamon as custodian for their minor children under the New Jersey Uniform Gift to Minors Act, as to which Ms. Kramer Cinnamon disclaims beneficial ownership, (c) options to purchase 6,666 shares of Common Stock granted to Ms. Kramer Cinnamon under the Company Stock Plans which are exercisable within the next 60 days, (d) options to purchase 20,166 shares of Common Stock granted to Mr. Cinnamon under the Company Stock Plans which are exercisable within the next 60 days, as to which Ms. Kramer Cinnamon disclaims beneficial ownership, and (e) the 184,708 shares of Common Stock held by the Serif Trust, as to which Ms. Kramer Cinnamon disclaims beneficial ownership. Does not include (a) 60,520 shares of Class B Voting Preferred Stock owned by Mr. Cinnamon, as to which Ms. Kramer Cinnamon disclaims beneficial ownership, (b) options to purchase 38,078 shares of Common Stock granted to Ms. Kramer Cinnamon under the Company Stock Plans which are not exercisable within the next 60 days,
      (c) options to purchase 340,334 shares of Common Stock granted to Mr. Cinnamon under the Company Stock Plans which are not exercisable within the next 60 days, as to which Ms. Kramer Cinnamon disclaims beneficial ownership, or (d) or the shares subject to the Stockholders Agreement to which Mr. Cinnamon is a party and as to which Ms. Kramer Cinnamon disclaims beneficial ownership.
(7) Represents the 60,520 shares of Class B Voting Preferred Stock owned by Mr. Cinnamon, as to which Ms. Kramer Cinnamon disclaims beneficial ownership.
(8) Includes (a) warrants owned of record by M.S. Farrell & Co., Inc. ("MS Farrell") to purchase 440,000 shares of Common Stock which are exercisable within the next 60 days and (b) the IPO Underwriters' Purchase Options owned of record by MS Farrell to purchase 103,300 shares of Common Stock which are exercisable within the next 60 days. Does not include 13,000 shares of Common Stock and warrants to purchase an additional 60,000 shares of Common Stock owned by a managing director of MS Farrell. The address for MS Farrell is 67 Wall Street, New York, New York 10005.
(9) Represents (a) 77,728 shares of Common Stock owned by MS Farrell, of which Mr. Schacker is Chairman of the Board and the controlling person, (b) warrants exercisable within the next 60 days to purchase 440,000 shares of Common Stock owned of record by MS Farrell and (c) the IPO Underwriters' Purchase Options owned by MS Farrell to purchase 103,300 shares of Common Stock. Does not include 4,000 shares of Common Stock and warrants to purchase 60,000 shares of Common Stock owned by a managing director of MS Farrell. The address for Mr. Schacker is c/o MS Farrell, 67 Wall Street, New York, New York 10005.
(10) Does not include any of the shares of Common Stock or other securities of the Company owned by any other party to the Stockholders Agreement.
      The address for Mr. Jones is Barley Green Farm, Laxfield Road, Stradbrooke Eye, Suffolk, England IP21 5JT.
(11) Represents (a) options to purchase 36,666 shares of Common Stock granted to Mr. Leininger under the Company Stock Plans which are exercisable within the next 60 days and (b) the 184,708 shares of Common Stock held by the Serif Trust of which Mr. Leininger acts as a co-trustee, as to which Mr. Leininger disclaims beneficial ownership. Does not include options to purchase 508,334 shares of Common Stock granted to Mr. Leininger under the Company Stock Plans which are not exercisable within the next 60 days.
(12) Includes options to purchase 107,220 shares of Common Stock granted to Mr. Fraisl under the Company Stock Plans which are exercisable within the next 60 days. Does not include options to purchase 181,000 shares of Common Stock granted to Mr. Fraisl under the Company Stock Plans which are not exercisable within the next 60 days.
(13) Includes options to purchase 8,333 shares of Common Stock granted to Mr. Alexander under the Company Stock Plans which are exercisable within the next 60 days. Does not include (a) options to purchase 16,667 shares of Common Stock granted to Mr. Alexander under the Company Stock Plans which are not exercisable within the next 60 days or (b) any of the shares of Common Stock or other securities of the Company owned by any other party to Stockholders Agreement. The address for Mr. Alexander is Burnside, Church Walk, Marholm, Peterborough, PE 67H2 England.
(14) Includes options to purchase 16,666 shares of Common Stock granted to Mr. Kaufman under the Company Stock Plans which are exercisable within the next 60 days. Does not include options to purchase 33,334 shares of Common Stock granted to Mr. Kaufman under the Company Stock Plans which are not exercisable within the next 60 days. The address for Mr. Kaufman is c/o Moritt, Hock & Hamroff, LLP, 400 Garden City Plaza, Suite 202, Garden City, New York 11530.


(15) Represents options to purchase 19,999 shares of Common Stock granted to Mr. Jaffe under the Company Stock Plans which are exercisable within the next 60 days. Does not include options to purchase 20,001 shares of Common Stock granted to Mr. Jaffe under the Company Stock Plans which are not exercisable within the next 60 days. The address for Mr. Jaffe is c/o Electronic Licensing Organization, 386 Park Avenue South, Suite 1900, New York, New York 10016.
(16) Represents options to purchase 19,999 shares of Common Stock granted to Mr. Austrian under the Company Stock Option Plans which are exercisable within the next 60 days. Does not include options to purchase 15,001 shares of Common Stock granted to Mr. Austrian under the Company Stock Option Plans which are not exercisable within the next 60 days. The address for Mr. Austrian is c/o Tescorp, Inc., 327 Congress Avenue, Suite 200, Austin, Texas 78701.
(17) Represents options to purchase 13,401 shares of Common Stock granted to Mr. Szczepaniak under the Company Stock Plans which are exercisable within the next 60 days. Does not include options to purchase 344,611 shares of Common Stock granted to Mr. Szczepaniak under the Company Stock Plans which are not exercisable within the next 60 days.
(18) Represents options to purchase 11,666 shares of Common Stock granted to Mr. Low under the Company Stock Option Plans which are exercisable within the next 60 days. Does not include options to purchase 23,334 shares of Common Stock granted to Mr. Low which are not exercisable within the next 60 days. The address for Mr. Low is c/o Seacom, Inc., 200 East 89th Street, Suite 44 South, New York, New York 10128.
(19) Includes an aggregate 260,782 shares of Common Stock issuable upon exercise of the options and warrants discussed in notes (5), (6) and (11) through (18) above which are exercisable within the next 60 days.


                              ELECTION OF DIRECTORS

     The Company's By-Laws provides for a Board of Directors consisting of not less than three nor more than eleven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of eight directors as set forth below.

         Class I                                      Class II                          Class III
 (To Serve Until the Annual                  (To Serve Until the Annual         (To Serve Until the Annual
Meeting of Stockholders in 1997)           Meeting of Stockholders in 1998)   Meeting of Stockholders in 1999)

   Neil R. Austrian, Jr.                     Norman W. Alexander                Lori Kramer Cinnamon
   Barry A. Cinnamon                         Neil M. Kaufman                    Mark E. Leininger
   Marc E. Jaffe                             Eng Chye Low


     Neil R. Austrian, Jr., Barry A. Cinnamon and Marc E. Jaffe, directors in Class I, are to be elected to hold office until the Annual Meeting of Stockholders of the Company to be held in 2000, or until their successors are elected and qualified. Shares represented by executed Proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as Class I directors of the aforesaid nominees unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     The Board of Directors of the Company recommends a vote FOR the election of each of Neil R. Austrian, Jr., Barry A. Cinnamon and Marc E. Jaffe as directors in Class I.

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors of the Company. Members of the Board of Directors who are not employees of the Company, of which there currently are five, are eligible to participate in the Company's Outside Director and Advisor Stock Option Plan. During 1996, the Board of Directors met twelve times. All current directors of the Company attended not less than 75% of such meetings of the Board and committees thereof on which they serve, except Eng Chye Low who attended eight of the twelve meetings of the Board of Directors.

     The Audit Committee, which currently consists of Neil R. Austrian, Jr. and Eng Chye Low, met one time during 1996. The Audit Committee recommends engagement of the Company's independent certified public accountants, and is primarily responsible for reviewing and approving the scope of the audit and other services performed by the Company's independent certified public accountants and for reviewing and evaluating the Company's accounting principles and practices, systems of internal controls, quality of financial reporting and accounting and financial staff, as well as any reports or recommendations issued by the independent accountants.

     The Compensation Committee, which currently consists of Neil R. Austrian, Jr., Marc E. Jaffe and Eng Chye Low, met one time during 1996. The 1994 Long-Term Incentive Plan Administrative Committee, whose duties have now been assigned to the Compensation Committee, held meetings or acted by unanimous written consent nine times during 1996. The Compensation Committee generally reviews and approves of the Company's executive compensation and currently administers all of the Company's Stock Plans. In 1996, the Board of Directors approved increases in the salaries of Barry A. Cinnamon, Chairman of the Board, Chief Executive Officer, President and principal stockholder of the Company, and Mark E. Leininger, Chief Operating Officer, Chief Financial Officer, Treasurer, Vice President - Finance and a director of the Company, and also approved the payment to such persons and two other executive officers of the Company of bonuses of $25,000 upon the Company reporting net income for a fiscal quarter following the Company's acquisition of Software Publishing Corporation ("SPC") as the result of the merger (the "Merger") on December 27, 1996 of a wholly-owned subsidiary of the Company with SPC.

Principal Occupations of Directors

     Set forth below is a brief description of the background of the directors of the Company based on information provided by them to the Company.

     Norman W. Alexander (67) has been a director of the Company since October 1996. Mr. Alexander is a retired former director of Imperial Foods Ltd., a food products company, and formerly was the chairman of several subsidiaries thereof.

     Neil R. Austrian, Jr. (32) has been a director of the Company since April 1996. Mr. Austrian has been the Vice President of Operations at Tescorp., Inc., a cable television company, since October 1994. Prior to joining Tescorp., Inc., Mr. Austrian was an associate at Rust Capital, Ltd., a venture capital firm, from 1988 to October 1994. Mr. Austrian holds a BA degree from Swarthmore College.

     Barry A. Cinnamon (39) has been the President and Chief Executive Officer of the Company since the inception of its business in 1992 and has been Chairman of the Board since August 1995. From 1988 through September 1992, Mr. Cinnamon was President, Treasurer, Director and co-founder of the Bureau of Electronic Publishing, Inc., a CD-ROM company. Mr. Cinnamon received an MBA from the Wharton School of Business, University of Pennsylvania, in 1986, and received a BS from the Massachusetts Institute of Technology in 1980. Mr. Cinnamon is the husband of Lori Kramer Cinnamon.

     Marc E. Jaffe, Esq. (45) has been a director of the Company since May 1995. From 1992 until the present time, Mr. Jaffe has been President of Electronic Licensing Organization, Inc., which has acted as the Company's agent in the acquisition of electronic publishing rights. From 1988 to 1991, Mr. Jaffe was Executive Vice President of database management for Franklin Electronic
Publishers, a New York Stock Exchange company engaged in the business of publishing electronic books on hand held media. From 1985 through 1987, Mr. Jaffe was President of the software and video division of Simon & Schuster, a publishing company. Mr. Jaffe received a JD degree from Columbia University School of Law in 1976 and a BA from Columbia College in 1973.

     Neil M. Kaufman, Esq. (36) has been a director and Secretary of the Company since December 1996. Mr. Kaufman is currently a partner in Moritt, Hock & Hamroff, LLP, general counsel to the Company. For four years prior thereto, he was a member of Blau, Kramer, Wactlar & Lieberman, P.C., former general counsel to the Company. Prior thereto, he was associated with Lord Day & Lord, Barrett Smith, former counsel to the Company. Mr. Kaufman received a JD degree from New York University School of Law in 1984 and a BA degree from SUNY Binghamton in 1981.

     Lori Kramer Cinnamon (37) has been the Company's Assistant Vice President - Marketing since August 1996, was Assistant Vice President - Marketing and Secretary of the Company from August 1996 through December 1996 and was Vice President - Marketing and Secretary of the Company from December 1993 through August 1996. From 1990 through June 1992, Ms. Cinnamon was the Marketing Director of the Bureau of Electronic Publishing, Inc. From 1988 through 1990, Ms. Cinnamon was Associate Product Manager of Durkee French Foods, a consumer packaged goods company. Ms. Cinnamon received MBA and BS degrees from the Wharton School of Business, University of Pennsylvania, in 1986 and 1981, respectively. Ms. Cinnamon is the wife of Barry A. Cinnamon.

     Mark E. Leininger (46) has been the Chief Operating Officer of the Company since September 1996, has been the Chief Financial Officer of the Company since July 1995 and has been Vice President - Finance and Treasurer of the Company since August 1995. From February 1994 through April 1995, Mr. Leininger was the President of Phoenix Leasing Corporation, a passenger and cargo air carrier and aircraft leasing company, which filed for bankruptcy protection in 1996. From February 1986 through February 1994, Mr. Leininger held various positions, including Chief Financial Officer and Chief Operating Officer, with Mid Pacific Air Corporation, a transportation and service company whose stock was traded on NASDAQ. Mr. Leininger received an MBA from National University, San Diego, California in 1979 and a BA from Miami University, Oxford, Ohio in 1972.

     Eng Chye Low (59) has been a director of the Company since May 1995. From 1980 until the current time, Mr. Low has been President of Seacom, Inc., a real estate company. Mr. Low is also a director of Allegro Property, Inc., a real estate company, which has no relationship to the Company.


                                   MANAGEMENT

Officers of the Company

     The executive officers of the Company are as follows:

Name                            Age    Office Held

Barry A. Cinnamon               39     Chairman of the Board, President, Chief
                                             Executive Officer and Director
Mark E. Leininger               46     Chief Operating Officer, Vice President
                                              - Finance, Treasurer, Chief
                                             Financial Officer and Director
Joseph V. Szczepaniak           38     Vice President - Sales and Marketing
Daniel J. Fraisl                35     Vice President - Research and Development

     Set forth below is a brief description of the background of the executive officers of the Company who do not also serve as directors, based on information provided by them to the Company.

     Joseph V. Szczepaniak (38) has served as the Company's Vice President - Sales and Marketing since December 1996. He also served as Vice President -
Sales of SPC in May 1996, and has served as the Vice President - Sales and Marketing of SPC since June 1996. Prior to joining SPC, Mr. Szczepaniak served as Senior Vice President of Sales for Grolier Electronic Publishing, a Lagardere Group company, from 1993 until May 1996. Prior to his position at Grolier, Mr.

Szczepaniak served as Vice President of Sales and Marketing at Timeworks, Inc., a privately-held software company specializing in desktop publishing and SOHO productivity software, from 1992 until 1993. Prior to that, Mr. Szczepaniak was the founder of a company that he started and subsequently sold in a non-related industry. Mr. Szczepaniak holds a BS degree from Lewis University.

     Daniel J. Fraisl (35) has served as the Company's Vice President - Research and Development since December 1996. He also served as Vice President - Research and Development of SPC since October 1995. Prior to joining SPC, Mr. Fraisl was a founder and President of Digital Paper, Inc., a software development company, from 1993 until April 1995, when Digital Paper, Inc. was acquired by SPC. Prior to Digital Paper, Mr. Fraisl was employed by GO Corporation, a hand-held computer and software company, from 1988 until 1993, as Chief Architect and Group Manager for Operating System Components. Mr. Fraisl holds a BS degree from the University of Illinois.


                             EXECUTIVE COMPENSATION

     The following table sets forth, for the three years ended December 31, 1996, the cash and other compensation paid to the Company's Chief Executive Officer and the one other individual serving as an executive officer of the Company on December 31, 1996 whose total salary and bonus, for services rendered to the Company during 1996, was $100,000 or more (each, a "Named Executive Officer").

                                                                                 Long-Term
                                                                                Compensation
                                              Annual Compensation                  Awards
                                                                                 Securities        All
                                                               Other Annual      Underlying       Other
Name and Principal Position    Year     Salary      Bonus      Compensation(1)     Options     Compensation

Barry A. Cinnamon              1996    $95,000    $39,892        $   --             60,500          --
 Chairman of Board,            1995     46,822     26,922            --                -0-          --
 Chief Executive Officer       1994     50,269      6,441            --             39,744(2)       --
 and President

Mark E. Leininger, Chief       1996    $81,000    $35,000            --            225,000          --
 Operating Officer,            1995     29,442        -0-            --             20,000          --
 Chief Financial Officer       1994         --         --            --                 --          --
 Treasurer and Vice
 President - Finance

----------
(1) The value of all perquisites provided did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.
(2) Represents options to purchase 39,744 shares of Common Stock granted to Lori Kramer Cinnamon, Mr. Cinnamon's wife, as to which Mr. Cinnamon disclaims beneficial ownership.  See "Executive Compensation -- Company Stock Plans."

Stock Option Grants in 1996

     The following table sets forth (a) the number of shares underlying options granted to each Named Executive Officer during 1996, (b) the percentage the grant represents of the total number of options granted to all Company employees during the 1996, (c) the per share exercise price of each option, (d) the expiration date of each option.

                                Number of Shares    Percentage of
                               Underlying Options   Total Options
                                Granted During        Granted to    Exercise    Expiration
Name                              Fiscal 1996          Employees      Price        Date

Barry A. Cinnamon. . . . . .         60,500               6.3         $2.75        4/24/06
Mark E. Leininger. . . . . .         10,000               1.0          4.25        2/19/06
                                     70,000               7.3          2.75        4/24/06
                                    145,000              15.2          7.56        9/28/06

     During 1997 through the Record Date, the Company granted options to the Named Executive Officers as follows:

                                Number of Shares    Percentage of
                               Underlying Options   Total Options
                                Granted During        Granted to    Exercise    Expiration
Name                              Fiscal 1997          Employees      Price        Date

Barry A. Cinnamon. . . . . .        300,000              25.1         $3.43        2/4/07
                                      4,000(1)            0.3          3.875       1/14/07
                                      1,000(1)            0.1          3.43        2/4/07
Mark E. Leininger. . . . . .        300,000              25.1          3.43        2/4/07

----------
(1)  Represents options granted to Lori Kramer Cinnamon, the wife of Mr. Cinnamon, as to which options Mr. Cinnamon disclaims beneficial ownership.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     Set forth in the table below is information, with respect to each of the Named Executive Officers, as to the (a) number of shares acquired during 1996 upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each such exercise (i.e., the difference between the market value of the shares at exercise and their exercise price), (iii) the total number of unexercised options held on December 31, 1996, separately identified between those exercisable and those not exercisable, and (iv) the aggregate value of in-the-money, unexercised options held on December 31, 1996, separately identified between those exercisable and those not exercisable.

                                                                                     Value of Unexercised
                                              Number of Unexercised Options         In-the-Money Options at
                                                  at December 31, 1996                 December 31, 1996
                      Shares
                     Acquired on      Value
Name                  Exercise       Realized  Exercisable     Unexercisable     Exercisable       Unexercisable

Barry A. Cinnamon       -0-            -0-        6,666(1)       93,578(1)        $12,499(1)         $120,212(1)
Mark E. Leininger       -0-            -0-       13,333         231,677             1,666              81,250

----------
(1) Includes options to purchase 6,666 (exercisable) and 33,078 (unexercisable) shares of Common Stock granted to Lori Kramer Cinnamon, the wife of Mr. Cinnamon, as to which options Mr. Cinnamon disclaims beneficial ownership.

Employment Agreements

     The Company has entered into employment agreements with each of Barry A. Cinnamon, Lori Kramer Cinnamon and Joseph V. Szczepaniak. In addition, SPC has entered into an employment agreement with Daniel J. Fraisl.

     The employment agreement with Barry A. Cinnamon provides for him to serve as the President and Chief Executive Officer of the Company for a term expiring in December 1999, and currently provides for an annual base salary of $150,000, bonuses of 5% of the Company's consolidated net income before taxes and extraordinary items, .15% of the Company's consolidated net sales and .75% of the Company's consolidated gross profits. In October 1996, the Board of Directors determined to pay to Mr. Cinnamon a bonus of $25,000 following the first profitable fiscal quarter of the Company after the Merger.

     Pursuant to his employment agreement with the Company, Mr. Szczepaniak receives (i) an annual base salary of $135,000, (ii) an annual bonus of $45,000,
(iii) a bonus of $20,000 upon the Company's attainment of certain agreed-upon performance targets, (iv) options to purchase 170,000 shares of Common Stock at an exercise price equal to $3.75 per share, exercisable in equal installments on the first, second, third and fourth anniversaries of the date of grant or in full upon a change of control of the Company, and (v) in the event of his termination other than for cause or within twelve months of a change of control of the Company, a payment equal to his annual base salary plus the amount of any accrued but unpaid bonuses, which payment is to be made in a lump sum less an amount equal to the fair market value of any accelerated options less the exercise price therefor in the event of a termination following a change of control; provided, that in no event can the Company terminate Mr. Szczepaniak other than for cause prior to June 1, 1997. In December 1996, the Board of Directors determined to pay to Mr. Szczepaniak a bonus of $25,000 following the first profitable fiscal quarter of the Company after the Merger.

     Pursuant to his current employment arrangements with SPC, Mr. Fraisl is to be employed by SPC as a Vice President - Research and Development, through April 7, 1998, and receives (i) an annual salary of $130,000, (ii) an annual bonus of $25,000, (iii) a bonus of $25,000 upon the Company's attainment of certain agreed upon performance targets, (iv) options to purchase 110,000 shares of Common Stock at an exercise price equal to $3.75 per share on the date of grant, exercisable in equal installments on the first, second, third and fourth anniversaries of the date of grant, or in full upon a change of control of the Company, (v) options to purchase up to three additional increments of 50,000 shares of Common Stock each at an exercise price equal to the fair market value thereof on the date of grant upon the release in calendar 1997 of a major new electronic mail product utilizing the Company's Intelligent Formatting technology, and the release in each of calendar 1998 and 1999 of an additional major new product utilizing the Company's Intelligent Formatting technology and
(vi) in the event of his termination other than for just cause, a payment equal to his annual base salary for one year plus the amount of any accrued but unpaid bonuses, which payment would be made in a lump sum less an amount equal to the fair market value of any accelerated options less the exercise price therefor in the event of a termination following a change of control. Further, in the event that SPC terminates Mr. Fraisl's employment within twelve months after a "change in control" (as defined in his employment agreement), Mr. Fraisl is entitled to a lump sum payment equal to his annual base salary plus the amount of any accrued but unpaid bonuses and value of all accrued and unused vacation time, minus an amount equal to the fair market value of any accelerated options less the exercise price therefor. In December 1996, the Board of Directors determined to pay to Mr. Fraisl a bonus of $25,000 following the first profitable fiscal quarter of the Company after the Merger.

     The employment agreement with Lori Kramer Cinnamon provides for her to serve as a Vice President of Marketing of the Company for a term expiring in December 1999, and provides for an annual base salary of not more than $40,000, a bonus of 1% of the Company's net income before taxes and extraordinary items and .75% of the Company's gross profit. Under the terms of Ms. Cinnamon's agreement, the Board of Directors may increase Ms. Cinnamon's base salary by not more than 15% per year. For 1996, Ms. Cinnamon received a base salary of approximately $37,000.

     Each of the above-described agreements, as well as an agreement between the Company and Mark E. Leininger (the "Leininger Agreement"), contains restrictions on the employee engaging in competition with the Company for the term thereof and for up to one year thereafter and provisions protecting the Company's proprietary rights and information. The agreements with Barry A. Cinnamon and

Lori Kramer Cinnamon also provide for the payment of three times the employee's previous year's cash compensation, less $1.00, upon his termination in the event of a change in control of the Company, which is defined therein to mean (a) a change in control as defined in Rule 12b-2 under the Exchange Act, (b) a person (as such term is defined in Sections 13(d) and 14(d) of the Exchange Act) other than a current director or officer of the Company becoming the beneficial owner, directly or indirectly, of 20% or more of the voting power of the Company's outstanding securities or (c) the members of the Board of Directors at the beginning of any two-year period ceasing to constitute at least a majority of the Board of Directors unless the election of any new director during such period has been approved in advance by two-thirds of the directors in office at the beginning of such two-year period. The Leininger Agreement provides for the payment of three times the average annual cash compensation paid by the Company to Mr. Leininger over the previous five years, less $1.00, and the accelerated vesting of all outstanding stock options granted to Mr. Leininger, upon the termination of his employment within six months after such a change in control or within six months prior thereto if such termination was without cause. In October 1996, the Board of Directors determined to pay to Mr. Leininger a bonus of $25,000 following the first profitable fiscal quarter of the Company after the Merger.

Company Stock Plans

1994 Long Term Incentive Plan

     The Company has adopted the Allegro New Media, Inc. 1994 Long Term Incentive Plan (the "1994 Incentive Plan") in order to motivate qualified employees of the Company, to assist the Company in attracting employees and to align the interests of such persons with those of the Company's stockholders. The 1994 Incentive Plan provides for the grant of "incentive stock options" within the meaning of the Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), "non-qualified stock options," stock appreciation rights, restricted stock, performance grants and other types of awards to officers, key employees, consultants and independent contractors of the Company and its affiliates.

     The 1994 Incentive Plan, which is administered by the Compensation Committee of the Board of Directors (currently comprised of Neil R. Austrian, Jr., Marc E. Jaffe and Eng Chye Low), currently authorizes the issuance of a maximum of 3,000,000 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value. If any award under the 1994 Incentive Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The Company has issued an aggregate 5,000 shares of Common Stock upon exercise of options granted under the 1994 Incentive Plan, options to purchase an aggregate 2,610,047 shares of Common Stock are outstanding under the 1994 Incentive Plan and options to purchase 384,953 shares remain available for grant under the 1994 Incentive Plan as of April 4, 1997.

Outside Director and Advisor Stock Option Plan

     The Company adopted the Outside Director and Advisor Stock Option Plan (the "Director and Advisor Plan") for the purpose of attracting and retaining well-qualified persons for service as directors of and advisors to the Company and to provide such persons with the opportunity to increase their personal interest in the Company's continued success and further align their interests with the interests of the stockholders of the Company through the grant of options to purchase shares of Common Stock. All directors of the Company who are not employees of the Company (each, a "Non-Employee Director"), of which there are presently five, are eligible to participate in the Director and Advisor Plan. None of the Non-Employee Directors who are eligible to participate in the Director and Advisor Plan participate in any of the other compensation plans of the Company, except that Marc E. Jaffe currently owns options to purchase 5,000 shares of Common Stock granted under the 1994 Incentive Plan and Neil M. Kaufman currently owns options to purchase 25,000 shares of Common Stock granted under the 1994 Incentive Plan. Currently, up to 500,000 shares of Common Stock may be issued under the Director and Advisor Plan.

     Under the Director and Advisor Plan, each Non-Employee Director of the Company and each member of the Advisory Committee of the Company (each, an "Outside Director or Advisor"), upon first becoming an Outside Director or Advisor, receives options to purchase 25,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant and thereafter receives options to purchase 10,000 shares of Common Stock at a price equal to the per share fair market value of the Common Stock on August 1st of each subsequent year. Options awarded to each Outside Director or Advisor vest over a period of two years, and are subject to forfeiture under certain conditions and shall be exercisable by the Outside Director or Advisor upon vesting. The Company has issued an aggregate 19,666 shares of Common Stock upon exercise of options granted under the Director and Advisor Plan, options to purchase an aggregate 370,334 shares of Common Stock are outstanding under the Director and Advisor Plan and options to purchase 110,000 shares remain available for grant under the Director and Advisor Plan as of April 4, 1997.

SPC 1987 Incentive Stock Option Plan

     In connection with the Merger, pursuant to an Instrument of Assumption dated December 20, 1996 (the "Assumption"), the Company assumed all of SPC's obligations under SPC's 1987 Stock Option Plan (the "SPC 1987 Plan"). The SPC 1987 Plan remains effective and the Company may, until the SPC 1987 Plan terminates in accordance with its terms, at its discretion, grant additional options under the SPC 1987 Plan.

     The SPC 1987 Plan provides for the grant of incentive stock options and non-qualified stock options to officers, key employees, consultants and independent contractors of SPC and the Company. The SPC 1987 Plan, which is administered by the Compensation Committee of the Board of Directors, currently authorizes the issuance of a maximum of 341,763 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options may be granted at an exercise price of not less than 50% of such fair market value. If any award under the SPC 1987 Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The equivalent of 169,401 shares of Common Stock have been issued upon exercise of options granted under the SPC 1987 Plan, the Company has options to purchase an aggregate 144,861 shares of Common Stock outstanding under the SPC 1987 Plan and options to purchase 27,501 shares remain available for grant under the SPC 1987 Plan as of April 4, 1997. The SPC 1987 Plan will terminate in November 1997.

SPC 1989 Stock Plan

     In connection with the Merger, pursuant to the Assumption, the Company assumed all of SPC's obligations under SPC's 1989 Stock Plan (the "SPC 1989
Plan"). The SPC 1989 Plan remains effective and the Company may, until the SPC 1989 Plan terminates in accordance with its terms, at its discretion, grant additional options under the SPC 1989 Plan.

     The SPC 1989 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock purchase rights, incentive stock rights, performance grants and other types of awards to officers, key employees, consultants and independent contractors of SPC and the Company. The SPC 1989 Plan, which is administered by the Compensation Committee of the Board of Directors, currently authorizes the issuance of a maximum of 268,050 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant; non-qualified stock options may be granted at an exercise price of not less than 50% of such fair market value; incentive stock rights permit the rightsholder to receive cash or shares of Common Stock based upon the Company or the rightsholder obtaining results specified at the time of the granting of such rights; stock appreciation rights (which may be granted in connection with an option grant or as a separate grant) entitles the grantee to receive a cash payment based upon the yield of the Common Stock between grant and exercise; stock purchase rights entitle the rightsholder to purchase shares of Common Stock at a price of not less than 50% of the fair market price of such shares with the Company retaining a diminishing right to repurchase such shares over a specified period should the rightsholder's relationship with the Company terminate; and long term performance awards allow the Company to customize incentive award programs to permit the awarding of cash or Common Stock upon the Company or grantee researching specified levels of performance. If any award under the SPC 1989 Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The equivalent of 13,849 shares of Common Stock have been issued upon exercise of options granted under the SPC 1989 Plan, the Company has options to purchase an aggregate 221,623 shares of Common Stock outstanding under the SPC 1989 Plan and options to purchase 32,578 shares remain available for grant under the SPC 1989 Plan as of April 4, 1997. The SPC 1989 Plan will terminate in October 1999.

SPC 1991 Stock Option Plan

     In connection with the Merger, pursuant to the Assumption, the Company assumed all of SPC's obligations under SPC's 1991 Stock Option Plan (the "SPC 1991 Plan"). The SPC 1991 Plan remains effective and the Company may, until the SPC 1991 Plan terminates in accordance with its terms, at its discretion, grant additional options under the SPC 1991 Plan.

     The SPC 1991 Plan provides for the grant of incentive stock options, non-qualified stock options and stock purchase rights to officers, key employees, consultants and independent contractors of SPC and the Company. The SPC 1991 Plan, which is administered by the Compensation Committee of the Board of Directors, currently authorizes the issuance of a maximum of 428,880 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant; non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value; and stock purchase rights entitle the rightsholder to purchase shares of Common Stock at a price of not less than 85% of the fair market price of such shares with the Company retaining a diminishing right to repurchase such shares over a specified period should the rightsholder's relationship with the Company terminate. If any award under the SPC 1991 Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The equivalent of 1,065 shares of Common Stock have been issued upon exercise of options granted under the SPC 1991 Plan, the Company has options to purchase an aggregate 338,877 shares of Common Stock outstanding under the SPC 1989 Plan and options to purchase 88,938 shares remain available for grant under the SPC 1991 Plan as of April 4, 1997. The SPC 1991 Plan will terminate in October 2001.

Indemnification

     Section 145 of the Delaware General Corporation Law provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

     The Company's Certificate of Incorporation includes provisions eliminating the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty except, pursuant to the limitations of the Delaware General Corporation Law, (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or any amendatory or successor provisions thereto, or (iv) with respect to any transaction from which the director derived an improper personal benefit. The Company's By-laws provide indemnification to directors, officers, employees and agents, including against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law. The Company also has entered into indemnification agreements with its directors and executive officers providing, among other things, that the Company will provide defense costs against any such claim, subject to reimbursement in certain events. The Company also maintains a directors and officers liability insurance policy in a coverage amount of $3,000,000.

     The Company has agreed pursuant to the Merger Agreement to maintain SPC's current directors' and officers' liability insurance policies in effect until September 3, 1997 with respect to former directors and officers of SPC and that to the extent that SPC fails to pay in full any retentions or deductibles payable thereunder by indemnified parties, the Company shall pay such amounts.

Certain Relationships and Related Transactions.

     MS Farrell acted as placement agent on behalf of the Company in selling an aggregate of 1,115,250 shares of Class A Convertible Preferred Stock of the Company in June 1994 and an additional 75,000 shares of Class A Convertible Preferred Stock in November 1994 for aggregate gross proceeds of $1,190,250. In consideration for its services in connection therewith, MS Farrell received a 10% commission and a 3% non-accountable expense allowance on the gross proceeds of such offering, a warrant which became exercisable for an aggregate of 302,354 shares of Common Stock which MS Farrell has exercised in full for nominal consideration, and certain other consideration. As a result of such warrant exercise, MS Farrell became the holder of more than 5% of the outstanding Common Stock.

     In May 1995, MS Farrell loaned $100,000 to the Company (the "MS Farrell Loan"). The MS Farrell Loan was evidenced by a promissory note (the "MS Farrell Note") in the principal amount of $100,000, bearing interest at a rate equal to fourteen percent (14%) per annum, maturing on the earlier of (i) December 25, 1995 or (ii) the consummation of a subsequent offering of securities other than similar notes. The MS Farrell Note was secured by the Company's accounts receivable.

     In June through August 1995, MS Farrell acted as placement agent with respect to an aggregate $459,000 principal amount of additional 14% Promissory Notes issued by the Company to other persons. MS Farrell did not receive any compensation in connection with the sale of these additional 14% Promissory Notes.

     MS Farrell also acted as placement agent on behalf of the Company in selling an aggregate of $1,250,000 principal amount of promissory notes and 243,902 shares of Common Stock in August 1995. In connection with its services therewith, MS Farrell received a 10% commission and a 3% non-accountable expense allowance on the gross proceeds of such offering. The MS Farrell Loan was repaid from the Company's proceeds of such offering.

     MS Farrell acted as managing underwriter of the Company's initial public offering (the "IPO"), consummated on December 12, 1995, pursuant to which the Company sold an aggregate 1,142,400 shares of Common Stock for gross proceeds of $5,854,800. As compensation for its underwriting services in connection with the IPO, MS Farrell received a 10% underwriting discount and a 3% non-accountable expense allowance of the gross proceeds from the IPO and options (the "IPO Underwriters' Purchase Options") to purchase 103,300 shares of Common Stock at $6.15 per share for a four year period terminating on December 6, 2000.

     Pursuant to an engagement agreement, dated December 23, 1993, between the Company and MS Farrell, the Company agreed (a) to use MS Farrell as its exclusive investment banker for a five-year period, (b) to pay monthly consulting fees to MS Farrell of $2,500 until December 1998, in connection with which the Company paid MS Farrell $138,128 through August 20, 1996, and (c) to pay to MS Farrell a fee of 2% of the greater of the maximum commitment under, or the maximum amount actually borrowed by the Company pursuant to, a conventional line of credit extended to the Company by a bank or other short-term lender introduced to the Company by MS Farrell. The Company had the right to terminate the above-described obligations under this engagement agreement upon the payment of $250,000 in cash. In August 1996, in exchange for the right to pay such termination fee in shares of Common Stock, the suspension of payment of obligations under this engagement agreement and certain other consideration, the Company granted to MS Farrell and a designee thereof warrants to purchase
500,000 shares of Common Stock exercisable at $6.875 per share for a six-year period and extended the expiration date of the IPO Underwriters' Purchase Options to August 22, 2002. In March 1997, the Company exercised its right to terminate the Company's investment banking obligations to MS Farrell and, in connection therewith, issued an aggregate of 71,428 shares of Common Stock to M.S. Farrell Holdings, Inc., the parent holding company of M. S. Farrell, and to one other designee thereof.

     Barry A. Cinnamon, President, Chief Executive Officer, Chairman of the Board and a principal stockholder of the Company, and Richard Bergman, the Company's former Vice President of Product Development, placed into escrow an aggregate of 542,500 shares of Common Stock (the "Escrow Shares"), 500,000 of which shares were placed in escrow by Mr. Cinnamon and 42,500 of which shares were placed in escrow by Mr. Bergman. In April 1996, upon the execution and delivery by the Company of a letter of intent to acquire all of the issued and outstanding capital stock of Serif Inc. and Serif (Europe) Limited, 217,000 shares of Common Stock then held in escrow were released from escrow and delivered to the above-named stockholders, 200,000 of which shares were delivered to Mr. Cinnamon and 17,000 of which shares were delivered to Mr. Bergman (the "April 1996 Escrow Release"). In September 1996, 314,000 of the remaining shares of the Company Common Stock then held in escrow were released from escrow and delivered to Mr. Cinnamon (300,000 shares) and Mr. Bergman (14,000 shares) (the "September 1996 Escrow Release"; and together with the April 1996 Escrow Release, the "Escrow Releases"). Presently, no shares remain in escrow and all of the arrangements relating to the Escrow Shares have been terminated. The Company incurred a compensation expense of approximately $2,773,180 in connection with the Escrow Releases.

     In June 1996, the Company loaned $200,000 to a corporation (the "Debtor") of which MS Farrell is an affiliate. This loan was represented by a promissory note (the "Debtor Note") bearing interest at 14% per annum and which was secured by the assets of Debtor. In connection with this loan, the Company also received warrants to purchase 100,000 shares of the common stock of a pharmaceutical company of which MS Farrell may also be considered an affiliate, at an exercise price of $5.50 per share. In March 1997, in consideration for warrants to purchase 100,000 shares of common stock of the Debtor at an exercise price of $1.00 per share, exercisable for a six year period, the Company agreed to extend the maturity of the Debtor Note and the Company further agreed to exchange the Debtor Note for a similar note bearing interest at 12% per annum issued by the pharmaceutical company maturing on the earlier of November 27, 1997 or the consummation of an offering of equity securities of the pharmaceutical company. The Company established a reserve for the entire loss of the Debtor Note in 1996.

     In April 1996, Barry A. Cinnamon sold 44,000 shares of Common Stock to MS Farrell for a price equal to $2.00 per share, and, in August 1996, Mr. Cinnamon sold 42,946 shares of Common Stock to MS Farrell for a price equal to $6.00 per share.

     In July 1996, the Company acquired all of the issued and outstanding shares of capital stock of Serif Inc. and Serif (Europe) Limited. Pursuant to the terms of the agreements for such acquisitions (the "Serif Acquisition Agreements"), the Company issued to Norman Alexander an aggregate 67,913 shares of Common Stock and agreed to nominate Gwyn Jones or his designee to the Board of Directors of the Company. Mr. Jones designated Mr. Alexander as his nominee and Mr. Alexander was elected as a director in October 1996. In addition, Barry A. Cinnamon, Norman Alexander and the other former stockholders of the Serif companies entered into a Stockholders Agreement pursuant to which each party agreed, for a term of two years, to vote their respective shares of Common Stock in favor of the election as directors of the nominees for directors designated by the Company's Board of Directors and in favor of the election as a director of Mr. Jones or Mr. Jones' designee. Pursuant to the terms of the Serif Acquisition Agreements, the Company entered into a three-year employment agreement with Gwyn Jones, the founder and largest stockholder of Serif, and the Company elected Gwyn Jones as a director in Class II. In October 1996, Mr. Jones resigned as an officer, director and employee of the Company and Serif pursuant to agreements under which Mr. Jones received or is to receive the base salary payable under his employment agreement and certain other consideration, including the elimination of the prohibition on Mr. Jones selling the 469,804 shares of Common Stock which Mr. Jones received pursuant to the Serif Acquisition Agreements and the substitution, in lieu thereof, of a restriction allowing him to sell no more than thirty percent (30%) of the average daily trading volume of Common Stock in any week and certain other restrictions.

     Digital Paper, Inc. ("Digital Paper"), and its stockholders, one of whom is Daniel Fraisl, Vice President - Research and Development of the Company, have entered into an amendment to the Stock Purchase Agreement by which SPC acquired Digital Paper, which amendment became effective upon consummation of the Merger. The amendment provides that a remaining payment of $1,650,000 and two incentive payments with an aggregate total of $325,000 upon the attainment of certain product sales and development criteria, which is required by the terms of the Stock Purchase Agreement to be made by SPC to Digital Paper's stockholders in cash or in shares of SPC common stock, be paid in cash or in shares of Common

Stock, at the option of each such stockholder. None of the criteria were met in 1996, but are expected to be achieved in 1997.

     During 1995, SPC entered into three-year, non-interest-bearing loan agreements with Irfan Salim, the then President and Chief Executive Officer of SPC, in the amount of $300,000, and with Robert T. Iguchi, the then Vice President of North American Sales and Service of SPC, in the amount of $117,000. Both of these obligations were secured by the right to a second deed of trust on their respective homes. During the fourth fiscal quarter of 1996, Mr. Iguchi repaid to the Company the outstanding balance of his loan, in the amount of $117,000. During the SPC 1996 Fiscal Year, SPC forgave $125,000 of Mr. Salim's loan, which was treated as compensation to him. The $175,000 balance of Mr. Salim's loan was due on February 17, 1997 and remains outstanding. The Company has made demand of this $175,000 debt of Mr. Salim.

     During 1996, the Company incurred approximately $350,000 in legal fees to Blau, Kramer, Wactlar & Lieberman, P.C., then its general counsel, of which $95,500 was included in accrued liabilities at December 31, 1996. Neil M. Kaufman, a director of the Company, was a member of such firm during 1996. Mr. Kaufman currently is a partner in Moritt, Hock & Hamroff, LLP, general counsel to the Company.

     With  respect  to  compensation  paid to  Barry  A.  Cinnamon  and  Mark E.
Leininger in their capacities as employees of the Company, see "Executive Compensation."

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company, together with written representations received by the Company from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports, except, due to administrative errors, Miriam Frazer (since resigned), Fred M. Gibbons (since resigned), Daniel
J. Fraisl, Joseph V. Szczepaniak and Joseph Cirillo (since resigned) each failed to timely file their Initial Statements on Form 3 and Lori Kramer Cinnamon failed to timely file a Change in Beneficial Ownership Statement on Form 4 relating to a sale transaction.


           PROPOSAL NUMBER 2 TO AMEND THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has proposed and recommends to the Company's stockholders the following amendment to Article "FIRST" of the Company's Certificate of Incorporation to change the name of the Company from Allegro New Media, Inc. to Software Publishing Corporation Holdings, Inc.:

          "Article FIRST of the Amended and Restated Certificate of
           Incorporation of Allegro New Media, Inc. be amended to read as follows:

          FIRST:  The name of the corporation is:
                  SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC."

     The Board has given consideration to a possible name change primarily because the Company's present name no longer portrays the nature and scope of its business. The Company is an international developer and supplier of computer software applications and companion utilities, primarily to the corporate and small office/home office markets. In light of the Company's recent acquisitions of Software Publishing Corporation, Serif Inc. and Serif (Europe) Limited, the Company has significantly expanded its operations in these areas and has de-emphasized its "new media" interactive multimedia CD-ROM business. Accordingly, a much larger portion of the Company's revenues are derived from, and its operations relate to, its non-"new media" operations. Further, the Board believes that the "Software Publishing Corporation" name is well recognized by distributors, retailers, corporate customers and the investment community, and could provide the Company with more prominence. Accordingly, after review, the Board has decided to recommend to the stockholders that the name of the Company be changed to Software Publishing Corporation Holdings, Inc.

     The proposed amendment to the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on this matter at the Annual Meeting.

     The Board of Directors of the Company recommends a vote FOR the approval of this amendment to the Company's Certificate of Incorporation.


   PROPOSAL NUMBER 3 TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 LONG TERM
           INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                     AND TO EXPAND THE CLASS OF PARTICIPANTS

     The 1994 Incentive Plan currently covers 3,000,000 shares of the Company's Common Stock. The 1994 Long-Term Incentive Plan (the "1994 Plan"), which expires in 2004, permits the granting of stock options, stock appreciation rights, restricted stock, performance grants and other types of awards to the Company's officers, employees and consultants. The 1994 Plan is administered by the Compensation Committee of the Board of Directors (currently comprised of Marc E. Jaffe, Chairman, Neil R. Austrian, Jr. and Eng Chye Low) who determine, among other things, the individuals to whom and the time or times at which awards shall be granted, the types of options or other awards to be granted, the number of shares to be subject to each option or other award, the purchase price of the shares and the terms of each option or other award, with the exception that no Incentive Stock Options can be granted at an exercise price of less than the fair market value of shares of Common Stock on the date of grant, no non-qualified stock options can be granted at an exercise price of less than 85% of such fair market value and options may only be exercised before the expiration of ten years from the date of grant.

     During 1996, options to purchase 1,119,310 shares of Common Stock were granted under the 1994 Plan. Subsequent to 1996, options to purchase an aggregate 1,207,500 shares of Common Stock were granted under the 1994 Plan. No other type of awards were granted under the 1994 Plan during 1996 or in any other fiscal year of the Company. As of the Record Date, options granted under the 1994 Plan to purchase an aggregate 2,610,047 shares of Common Stock were outstanding, of which 182,459 shares were exercisable as of the Record Date, and 5,000 shares have been issued upon exercise of options granted under the 1994 Plan. In addition, pursuant to employment agreements (the "Employee Agreements") with three employees, including Daniel J. Fraisl, Vice President - Research and Development of the Company, the Company is obligated to grant options to purchase 150,000 shares in each of calendar years 1997, 1998 and 1999 if the Company releases certain products based on the Company's Intelligent Formatting technology.

     The proposed amendment will increase the number of authorized shares available for options to 4,000,000 shares. Presently, 384,953 shares remain available for award to employees and consultants under the 1994 Plan and an additional 149,017 shares are available for grant under all other plans of the Company permitting the granting of stock options to employees and consultants (without giving consideration to the 450,000 shares which may become subject to options to be granted pursuant to the Employee Agreements). The Board of Directors believes that this amount is insufficient to attract and retain key employees and consultants.

     The 1994 Plan presently prohibits participation by directors of the Company who are not otherwise employees of the Company or an officer or director of an affiliate of the Company, and also prohibits corporations from receiving awards under the 1994 Plan. The Company has found these prohibitions may hinder its ability to compensate its directors for additional services they may render to the Company beyond their services as directors, as well as to attract and retain additional qualified directors and formulate compensation packages for consultants which do not require or may require less of a substantial cash payment by the Company. With the removal of these prohibitions, the Company will be empowered to negotiate and thereafter grant awards (in addition to formula grants or options under the Outside Director and Advisor Stock Option Plan) to persons which the Company believes will enhance its Board of Directors, retain and compensate its directors to perform additional non-director services for the

Company and compensate (in whole or part) corporate consultants with grants of awards under the 1994 Plan in lieu of cash payments. In addition to reducing cash requirements, awards under the 1994 Plan will provide additional incentives to the parties granted such awards to further the interests of the Company. Accordingly, the Board of Directors unanimously approved and recommended that the Company remove these prohibitions on director and corporation participation in the 1994 Plan. The language in the 1994 Plan proposed to be amended reads as follows (with the proposed changes in bold):

          "3.(b) ...No director of the Company, unless he is an employee of the Company or is an officer or director of an Affiliate, shall be eligible to receive an Award under the Plan, except to the extent that such director provides services to the Company in addition to those provided in the grantee's capacity as a director. In no event may a corporation be eligible to receive an Award of Incentive Stock Options under the Plan."

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy is necessary for the approval of these amendments to the 1994 Plan. The 1994 Plan, as proposed to be amended, is set forth in full in Appendix "A" to this Proxy Statement.

     The Board of Directors of the Company recommends a vote FOR the approval of these amendments to the 1994 Plan.


                    PROPOSAL NUMBER 4 TO ADOPT THE COMPANY'S
                        1997 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the stockholders of the Company will consider a proposal to approve the adoption of the Company's 1997 Employee Stock Purchase Plan (the "ESPP"), as adopted by the Board of Directors on April 9, 1997. The ESPP became effective upon approval by the Board of Directors, subject to stockholder approval.

     The description that follows is an overview of the material provisions of the ESPP and is qualified in its entirety by references to the ESPP. A copy of the complete ESPP is attached hereto as Appendix "B" to this Proxy Statement.

Description of the ESPP

     Purpose. The Company believes that stock ownership among its employees is a substantial benefit to the Company's progress and growth. An employee who is a stockholder has a common goal with management in achieving greater earnings, thereby increasing the value of the employee's investment in the Common Stock purchased under the ESPP. In addition, such stock ownership may improve employee morale and efficiency and reduce employee turnover.

     Administration. The ESPP shall be administered by the Board of Directors or a committee appointed by the Board. Currently, the Compensation Committee administers the ESPP for all employees. The interpretation and construction by the Compensation Committee is, to the full extent permitted by law, final.

     In the event that an insufficient number of shares of Common Stock are available under the ESPP for a full allocation of shares to all participants during a given Offering Period (as defined below), the Compensation Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a matter among the persons exercising options as shall be practicable and as it shall determine to be equitable.

     Eligibility. All employees of the Company and its designated subsidiaries are eligible to participate in the ESPP except the following: (i) employees who are customarily employed for less than 20 hours per week; (ii) employees who are customarily employed for less than five months in a calendar year; (iii) employees who own or hold options to purchase or who, as a result of participation in the ESPP, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company as determined pursuant to Section 424(d) of the Code; and (iv) employees whose right to purchase Common Stock under the ESPP and all other plans of the Company (including the 1994 Plan, SPC 1987 Plan, SPC 1989 Plan and SPC 1991 Plan) accrue at a rate which exceeds $25,000 worth of Common Stock for each calendar year in which such ESPP option is outstanding at any time. Currently, there are approximately 130 employees eligible to participate in the ESPP.

     Offering Periods and Enrollment. Each Offering Period of Common Stock under the ESPP is for a period of six months. Offering Periods commence on the first day of January and July of each year. The Board of Directors may change the duration of Offering Periods without stockholder approval, subject to certain limitations set forth in the ESPP.

     Eligible employees may participate in any Offering Period by submitting a subscription agreement to the Company on or before the first day of the Offering Period. Once enrolled, a participant automatically will participate in each succeeding Offering Period unless the participant withdraws from the Offering Period or the ESPP. Upon enrollment, a participant authorizes payroll deductions of up to 10% (but in no case less than $5.00) of the participant's regular straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation, received during an Offering Period. After a participant sets the rate of payroll deductions for an Offering Period, the participant may increase or decrease the rate of payroll deduction; provided, however, that only one change may be made during an Offering Period. No interest accrues on payroll deductions.

     Purchase of Stock. The number of whole shares that a participant may purchase in any Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant during the Offering Period by the price per share determined as described below, subject to the limitation that the number of shares of Common Stock subject to any option granted to a participant shall not exceed 300% of the number of shares of Common Stock determined by dividing an amount equal to 10% of the participant's semi-annual compensation as of the first day of the exercise period by 85% of the fair market value of a share of Common Stock on the enrollment date. The purchase takes place automatically on the last day of the subject Offering Period (the "Exercise Date"). Any cash balance remaining in a participant's account following the purchase will be returned to the participant or applied to the next Offering Period.

     Purchase Price. The purchase price of shares purchased in any Offering Period will be 85% of the lesser of the fair market value and a share of Common Stock on the first trading day of the Offering Period or 85% of the fair market value of a share of Common Stock on the last trading day in the Offering Period. Fair market value of a share of Common Stock shall be determined by the Board of Directors, which, if the Common Stock is publicly traded, shall be the closing bid price as reported on the Nasdaq Stock Market, if listed thereon, or the closing price as reported by the stock exchange on which the Common Stock is traded.

     Withdrawal. A participant may withdraw from the ESPP or any Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to the participant's account will be paid to the participant after receipt of notice of withdrawal. After such a withdrawal, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant completes a new subscription agreement.

     Termination of Employment. If a participant's employment terminates for any reason (including death, disability or retirement), the participant will be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to the participant's account during the Offering Period, but not yet used to exercise the option, will be returned to such participant, or in the case of the participant's death, to the persons entitled to receive such funds.

     Recapitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

     In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Board of Directors shall have the authority to shorten the Offering Period or, in absence of Board action, each outstanding option shall pertain to and apply to the securities or other consideration to which a holder of the number of shares of Common Stock subject to the option would have been entitled had such option been exercised immediately prior to the effectiveness of such dissolution, liquidation, merger or consolidation. All adjustments to Common Stock or other securities of the Company and the exercise price for each option granted under the ESPP shall be made by the Compensation Committee, whose determination shall be final.

     Resale of Shares. Upon adoption by the stockholders, the Company will file a Form S-8 Registration Statement with the SEC in order to satisfy most federal securities laws requirements with respect to the resale of the shares issuable under the ESPP. However, the shares may be subject to resale limitations imposed by state securities laws. In addition, participants who are affiliates of the Company may not resell under the Form S-8 Registration Statement any shares purchased under the ESPP. Such resales must either be described in a separate prospectus (or, in certain instances, registered in a separate registration statement) or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

     Amendment of the ESPP. The Company, insofar as permitted by law, may at any time amend, suspend or discontinue the ESPP, except that no revision or amendment may increase the number of shares of Common Stock under the ESPP, materially increase the benefits accruing to participants under the ESPP or otherwise materially modify the requirements for eligibility without the approval of the stockholders of the Company. No amendment may make any change in any option previously granted which adversely affects the rights of any participant.

     Tax Consequences. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Participants will not recognize income for federal income tax purposes either upon enrollment in the ESPP or upon purchase of shares thereunder. All tax consequences of purchasing shares under the ESPP are deferred until the participant sells or otherwise disposes of the shares or dies.

     If shares of Common Stock purchased under the Stock Purchase Plan are disposed of more than two years after the grant date or one year after the exercise date, whichever is later, the participant will realize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock at the time of such disposition or death over the amount paid for the stock or (b) the excess of the fair market value of the stock at the time the option was granted over the option price. Any gain in excess of the amount set forth in the preceding sentence shall be treated as capital gain.

     If shares purchased under the Stock Purchase Plan are disposed of less than two years after the grant date or one year after the exercise date, the participant will realize ordinary income equal to the difference between the fair market value of the stock on the date of exercise over the option exercise price. Additionally, if the shares are sold, capital gain or loss will be realized in an amount equal to the difference between the selling price of the stock, after such purchase price has been increased by the amount required to be realized as ordinary income.

     The Company will be entitled to a deduction for federal income tax purposes to the extent that a participant recognizes ordinary income on a disqualifying disposition of the stock in the year of the disqualification, but not if a participant does not dispose of the stock within two years of the grant date and one year of the exercise date. The foregoing is intended to be a brief summary of the tax consequences of transactions under the ESPP based on federal tax laws in effect on April 1, 1997. As federal and state tax laws may change, the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

     The affirmative vote of the majority of the votes cast on this proposal will be required for approval of the ESSP.

     The Board of Directors recommends a vote FOR the approval of the ESSP.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acted as the Company's independent auditors for the year ended December 31, 1996 and has been selected by the Board of Directors to continue to act as the Company's independent auditors in the Company's 1997 fiscal year. A representative of Ernst & Young LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

     The Company has enclosed its Annual Report to Stockholders for the fiscal year ended December 31, 1996 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.


                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the Annual
Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     The Company will provide without charge to any stockholder as of the Record Date, copies of the Company's Annual Report on Form 10-KSB, upon written request delivered to Mark E. Leininger, Vice President Finance, Chief Operating Officer, Treasurer and Chief Financial Officer at the Company's offices at 111 North Market Street, San Jose, California 95113.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than January 7, 1998 to be considered for inclusion in the Company's proxy statement for its 1998 Annual Meeting of Stockholders.


                                   By Order of the Board of Directors,

                                   Neil M. Kaufman, Secretary


May 7, 1997
San Jose, California

                                                                  Appendix A

                             ALLEGRO NEW MEDIA, INC.

                          1994 Long-Term Incentive Plan

                           (As proposed to be amended)


     1. PURPOSE. The purpose of the 1994 Long-Term Incentive Plan (the "Plan") is to advance the interests of Allegro New Media, Inc., a Delaware corporation (the "Company"), and its stockholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.


     2.   ADMINISTRATION.

     (a) The Plan shall be  determined  solely by the Long-Term  Incentive  Plan
Administrative Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. No member of the Committee shall be eligible or have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan, program or arrangement of the Company or any of its affiliates if such eligibility would cause such member to cease to qualify as a "Non-Employee Director" or any successor standard under Rule 16b-3 as then in effect; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to qualify as a "Non-Employee Director" or any successor standard.

     (b) The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination, which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.


     3.   PARTICIPATION.

     (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest or which has a substantial direct or indirect equity interest in the Company, as determined by the Committee in its discretion.

     An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it, except as may be approved by the Committee in its discretion.

     (b) Participants. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company, including consultants or independent contractors and others who perform services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No director of the Company, unless he is an employee of the Company or is an officer or director of an Affiliate, shall be eligible to receive an Award under the Plan, except to the extent that such director provides services to the Company in addition to those provided in the grantee's capacity as a director. In no event may a corporation be eligible to receive an Award of Incentive Stock Options under the Plan.


     4.   AWARDS UNDER THE PLAN.

     (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Non-Qualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Non-Qualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities") or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in

Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

     (b) Maximum Number of Shares that May Be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 4,000,000 Common Shares, subject to adjustment as provided in Paragraph 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

     (c)  Rights with Respect to Common Shares and Other Securities.

          (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee in its discretion, a participant with whom an Award agreement is made to issue Common Shares in the future shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

          (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.


     5. STOCK OPTIONS. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

     (a) The option price may be less than, equal to, or greater than, the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, but in no event will such option price be less than 85% of the fair market value of the underlying Common Shares at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option granted to such an employee, the option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, or if granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall be not less than 110% of such fair market value at the time the Option is granted; provided, further that in no event will such option price be less than the par value of such Common Shares.

     (b) The Committee shall determine the number of Common Shares to be subject to each option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

     (c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (d)  The Option shall not be exercisable:

          (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted; provided, that an Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

          (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise, such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provisions thereto (the "Code"), is applicable, except that:

               (A) in the case of any Non-Qualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Non-Qualified Stock Option as if he continued such employment or performance of service; or

               (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

               (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option at any time during the period, if any, which the Committee approves (but not beyond the expiration of the Option) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services or, in the Committee's discretion, any or all shares under the Option whether or not he could have exercised the Option on the date he ceased such employment or performance of services; or

               (D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (e) In the case of an Incentive Stock Option, the amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and its parent and subsidiary corporations) shall not exceed $100,000.

     (f) It is the intent of the Company that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422A and other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Agreements providing Non-Qualified Stock Options shall provide that such Options are not "incentive stock options" for the purposes of Section 422A of the Code.


     6. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee in its discretion shall establish:

     (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

     (b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (c)  The Award of Stock Appreciation Rights shall not be exercisable:

          (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

          (ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

          (iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that

               (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; or

               (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock
          Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

               (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Committee approves (but in no event after the Award of Stock Appreciation Rights expires) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services or as otherwise permitted in the Committee's discretion; or

          (D) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Commit-tee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appre-ciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(D) hereof) to exercise such Award or to surrender unexercised the option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

     (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.


     7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option, at the Committee's discretion, to repurchase the shares subject to the Award at such price as the Committee shall have fixed or to provide for forfeiture to the Company of the shares subject to the Award, which option or forfeiture may be exercisable (i) if the participant's continuous employment or performance of services for the Company and its
Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in subparagraph 7(c), prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such forfeiture option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or
(iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option or forfeiture shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter, except as otherwise determined in the Committee's discretion. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option or forfeiture and other restrictions and to the fact that the shares are partly paid, shall be deposited by the award holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase and forfeiture options and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased or forfeited pursuant to the repurchase option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company.

     (c) If a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel the repurchase option or forfeiture (and any and all other restrictions) on any or all of the Common Shares subject to such Award; and the repurchase option or forfeiture shall become exercisable at such time as to the remaining shares, if any.


     8.  PERFORMANCE  GRANTS.  The Award of a  Performance  Grant  ("Performance
Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee.

     (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company Securities or property, or other securities or property, or any combination thereof, or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

     (b) The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     (c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in Paragraph 14.

     (d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be cancelled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

          (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

          (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be cancelled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be cancelled, as determined by the Committee.

     Such   determination  by  the  Committee  shall  be  made  as  promptly  as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.


     9. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

     (i) forfeited to the Company or to other participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

     (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

     (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.


     11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Option Price of an Option or exercise price of an Award of Stock Appreciation Rights); provided, that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or an any Award under the Plan. The Committee may, in its discretion, permit holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.


     12. DISABILITY. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any disability plan of the Company or an Affiliate in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that he is permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code.


     13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment by or the performance of services for the Company or an Affiliate, provided that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.


     14. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.


     15. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.


     16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.


     17.  CHANGE IN CONTROL.

     (a)  Upon any Change in Control:

          (i) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;

          (ii) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the participants entitled thereto; and

          (iii) All Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Award payable shall be the portion of the maximum possible Award allocable to the portion of the Award Period that had elapsed and the results achieved during such portion of the Award Period.

     (b) For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

          (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as hereinafter defined), are elected within any single 24-month period to serve on the Board of Directors; or

          (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under subparagraphs (i),
     (ii) or (iii) of this paragraph (b)), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subparagraph (i) of this paragraph (b) solely because 25% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Section 17, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder, as in effect on December 15, 1993; and the term "Incumbent Board" shall mean (A) the members of the Board of Directors of the Company on December 31, 1993, to the extent that they continue to serve as members of the Board of Directors, and (B) any individual who becomes a member of the Board of Directors after December 31, 1993, if his election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.


     18.  MISCELLANEOUS PROVISIONS.

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for any reason is specifically reserved.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

     (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     (f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

     (g) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an
Affiliate:

          (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment unless the Committee shall otherwise determine in its discretion;

          (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall, unless the Committee shall otherwise determine in its discretion, pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof, all as the Committee shall determine in its discretion; and

          (iii) the foregoing obligations of any such Affiliate entity shall survive and remain in effect and binding on such entity even if its status as an Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and the entity.

     (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken by the Company, the Board or the Committee or its delegates.

     (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

     (k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.


     19. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.


     20. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a)  upon the adoption of a resolution of the Board terminating the Plan;
or

     (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Paragraph 21 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.


     21. SHAREHOLDER ADOPTION. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at a meeting to be held on or before December 31, 1993, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable Federal securities laws.

                                                                    Appendix B


                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the 1997 Employee Stock Purchase Plan of Software Publishing Corporation Holdings, Inc.:


     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


     2.   Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the common stock, $.001 par value, of the Company.

          (d) "Company" shall mean Software Publishing Corporation Holdings, Inc., a Delaware corporation.

          (e)  "Compensation"  shall  mean  all  regular  straight  time  gross
earnings,   exclusive  of  payments for  overtime,  shift  premium,   incentive
compensation, incentive payments, bonuses, commissions or other compensation.

          (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Designated Subsidiary" shall mean each Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

          (i) "Enrollment Date" shall mean the first Trading Day of each Offering Period of the Plan.

          (j) "Exercise Date" shall mean the last Trading Day of each Offering Period of the Plan.

          (k) "Offering Period" shall mean a period of approximately six months, commencing on the first Trading Day on or after January 1 of each calendar year and terminating on the last Trading Day on or before the following June 30, or commencing on the first Trading Day on or after July 1 of each calendar year and terminating on the last Trading Day on or before the following December 31, during which an option granted pursuant to the Plan may be exercised.

          (1)  "Participant"  shall  mean,  for any given  Offering  Period," an
eligible   Employee  who  has  complied  with   paragraph  5(a)  hereof  and  is
participating in the Plan.

          (m)  "Plan" shall mean this Employee Stock Purchase Plan.

          (n) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (o) "Trading Day" shall mean a day on which national stock exchanges and/or the NASDAQ Stock Market are open for trading.


     3.   Eligibility.

          (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on any given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits the Employee rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.


     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each calendar year, or on such other date as the Board of Directors shall determine, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen days prior to the scheduled beginning of the first Offering Period to be affected.


     5.   Participation.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in paragraph 10 hereof.


     6.   Payroll Deductions.

          (a) At the time a Participant in the Plan files the Participant's subscription agreement, the Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 10%, but not less than $5.00, of the Compensation which the Participant receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the Participant's aggregate Compensation during said Offering Period.

          (b) All payroll deductions made by a Participant shall be credited to the Participant's account under the Plan. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue participation in the Plan as provided in paragraph 10 hereof, or may lower or increase (but not above 10% or less than $5.00) the rate of the Participant's payroll deductions during the Offering Period by completing or filing with the Company a new authorization for payroll deductions; provided, however, that a Participant may not change the rate of the Participant's payroll deductions more than once during an Offering Period. The change in rate shall be effective at the beginning of the subsequent pay period following the Company's receipt of the new authorization or as soon as possible.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to zero at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") in which the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10 hereof.

          (e) At the time a Participant's option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, such Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.

          (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the per share option price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions accumulated during the Offering Period (not to exceed an amount equal to 10% of his actual Compensation during such Offering Period) by the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date, subject to the limitations set forth in paragraphs 3(b) and 12 hereof, and subject to the further limitation that the number of shares of Common Stock subject to any option granted to an Employee shall not exceed 300% of the number of shares of Common Stock determined by dividing an amount equal to 10% of the Employee's semi-annual Compensation as of the first day of the Exercise Period by 85% of the fair market value of a share of Common Stock on the Enrollment Date. Fair market value of a share of Common Stock shall be determined as provided in paragraph 7(b) herein.

          (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock as reported by the stock exchange on which shares of Common Stock are listed or the closing bid price of the Common Stock as reported by the NASDAQ Stock Market, if listed thereon.

     8. Exercise of Option. A Participant's option for the purchase of shares will be exercised automatically on the Exercise Date of an Offering Period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Exercise Date. During a Participant's lifetime, such Participant's option to purchase shares hereunder is exercisable only by the Participant. No fractional shares shall be purchased and any cash remaining in a Participant's account after an Exercise Date shall be returned to the Participant or retained in the Participant's account for the subsequent Offering Period, as the Board shall determine, subject to earlier withdrawal by the Participant as provided in paragraph 10 hereof.

     9. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's option.


     10.  Withdrawal: Termination of Employment.

          (a) The Participant may withdraw all but not less than all of the payroll deductions credited to such Participant's account under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Company. All of the Participant's payroll deductions credited to such Participant's account with respect to such Offering Period will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless a new subscription agreement for such Participant is delivered to the Company for such succeeding Offering Period.

          (b) Upon termination of the Participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions credited to such
Participant's account will be returned to the Participant or, in the case of death, to the person or persons entitled thereto under paragraph 14 hereof, and such Participant's option will be automatically terminated.

          (c) In the event an Employee fails to maintain Continuous Status as an Employee during an Offering Period in which the Employee is a Participant, the Employee will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to the Employee's account will be returned to the Employee and the Employee's option terminated. Notwithstanding the foregoing,
(i) if an Employee shall take an unpaid leave of absence approved by the Board in accordance with paragraph 2(f) hereof of more than 30 days during an Offering Period in which the Employee is a Participant, he will be deemed to have withdrawn from the Offering Period on the 31st day of such leave, and (ii) if an Employee shall take a paid leave of absence approved by the Board in accordance with paragraph 2(f) hereof of more than 90 days during an Offering Period in which the Employee is a Participant, the Employee will be deemed to have withdrawn from the Offering Period on the earlier of (aa) the 91st day if the Employee is paid for the entire 90 day leave, or (bb) the last day upon which the Employee is paid provided the Employee is paid for at least 30 days. On the date upon which the Employee shall be deemed to have withdrawn from the Offering Period, the payroll deductions credited to the Employee's account will be returned to the Employee.

          (d) A Participant's withdrawal from an Offering Period will not have any effect upon the Employee's eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

     11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.


     12.  Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18 hereof. If on a given Exercise Date the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a)
hereof on the Enrollment Date of an  Offering   Period  exceeds  the number of
shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The Participant will have no interest or voting right in shares covered by the Participant's option until such option has been exercised.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, in the name of the Participant and the Participant's spouse, or in the name of a broker designated by the Participant.

     13.  Administration.

          (a) The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all Participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

               (i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

               (ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of paragraph 13(a) hereof, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not a "Non-Employee Director" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.

          (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which an option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to the Exercise Date of an Offering Period.

          (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10 hereof.


     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in which the Company shall not be the surviving corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). An option shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least 30 days prior to the New Exercise Date, that the Exercise Date for such Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in paragraph 10 hereof.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.


     19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 18 hereof, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant, nor may an amendment be made without prior approval of the stockholders of the Company (obtained in the manner described in paragraph 21) if such amendment would:

     (a)  Increase the number of shares that may be issued under the Plan;

     (b) Permit payroll deductions at a rate in excess of 10% of the Participant's Compensation;

     (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

     (d) Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation).


     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be made in writing and deemed to have been duly given three business days following forwarding via certified mail, return receipt requested, postage prepaid, addressed to the Company's Secretary (or such other designee of the Company), at the Company's principal place of business. All notices or other communications by the Company to a Participant under and in connection with the Plan shall be in writing and deemed to have been duly given three business days following forwarding via regular mail, postage prepaid, addressed to the Participant at the Participant's address as listed on the records of the Company.


     21.  Stockholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company in accordance with applicable state law within twelve months before or after the date the Plan is adopted by the Board.

          (b) If and in the event that the Company has registered any class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval of the Plan itself or of any amendment thereto by the stockholders of the Company is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (i) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (ii) the granting of an option hereunder to an officer or director after such registration, furnish in writing to the stockholders substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.


     22. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in paragraph 21 hereof. It shall continue in effect for a term of twenty years unless sooner terminated under paragraph 19 hereof.

     24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                             ALLEGRO NEW MEDIA, INC.
           The undersigned hereby appoints Barry A. Cinnamon and Mark
           E. Leininger, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in ALLEGRO NEW MEDIA, INC., a Delaware corporation (the "Company"), at the Annual Meeting of Stockholders scheduled to be held on June 16, 1997, and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1. Election of the following nominees as directors in Class I, as set forth in the Proxy Statement:

       Barry A. Cinnamon, Neil R. Austrian, Jr. and Marc E. Jaffe

       [ ]  FOR all nominees listed above
       [ ] WITHHOLD authority to vote for all nominees
       (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)


2. Proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Software Publishing Corporation Holdings, Inc."

 FOR  [  ]                    AGAINST  [  ]                 ABSTAIN  [  ]

3. Proposal to amend the Company's 1994 Long Term Incentive Plan to increase the number of shares available for award from 3,000,000 to 4,000,000 and to expand the class of the eligible participants.

 FOR  [  ]                    AGAINST  [  ]                 ABSTAIN  [  ]

4.     Proposal to adopt the Company's 1997 Employee Stock Purchase Plan.

 FOR  [  ]                    AGAINST  [  ]                 ABSTAIN  [  ]

5. Upon such other business as may properly come before the meeting or any adjournment thereof.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1 THROUGH 4, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED MAY 7, 1997, IS HEREBY ACKNOWLEDGED.

Dated:  _____________, 1997
                                                _________________________[L.S.]

                                                _________________________[L.S.]
                         (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE